                                                                     Exhibit 4.1

================================================================================


         NUMBER                                            SHARES

               [LOGO OF TELCO COMMUNICATIONS GROUP APPEAR HERE]

      COMMON STOCK                                      COMMON STOCK
      NO PAR VALUE                                      NO PAR VALUE

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

THIS CERTIFICATE IS TRANSFERABLE IN THE                CUSIP 879205 10 2
CITIES OF CRANFORD, NJ OR NEW YORK, NY       SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT





is the owner of


            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

      ------------------                                -----------------
- ------------------------TELCO COMMUNICATIONS GROUP, INC.------------------------
      ------------------                               -----------------
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer
Agent and registered by the Registrar.
  Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

Dated:                        [SEAL OF TELCO APPEARS HERE]

Countersigned and Registered

     REGISTRAR AND TRANSFER COMPANY
              Transfer Agent and Registrar

By
                         /s/ Bryan Rachlin         /s/ Donald A. Burns
  AUTHORIZED SIGNATURE          SECRETARY                PRESIDENT

================================================================================
Proof of July 29, 1995 . Thomas De La Rue Inc. . (703) 502-0200

   The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common     UNIF GIFT MIN ACT - ______Custodian_______
                                                          (Cust)         (Minor)
   TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors Act

   JT TEN  - as joint tenants with right             ___________________________
             of survivorship and not as                          (State)
             tenants in common

    Additional abbreviations may also be used though not in the above list.


For Value received,                        hereby sell, assign and transfer unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
- ------------------------------------

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:____________________________   ___________________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement of any change whatever.


Signature(s) Guaranteed.




By________________________________
  THE SIGNATURE(S) SHOULD BE
  GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (Banks,
  Stockbrokers, Savings and Loan
  Associations and Credit Unions)
  WITH MEMBERSHIP IN AN APPROVED
  SIGNATURE GUARANTEE MEDALLION
  PROGRAM PURSUANT TO S.E.C. RULE
  17Ad-15